                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Artesian Resources Corporation:

We consent to the use of our reports included herein and incorporated by reference herein and to the reference to our firm under the heading "Experts" in this registration statement on Form S-2.

                                         /s/ KPMG LLP

Philadelphia, Pennsylvania
May 16, 2002